UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 ____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 15, 2002

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2001-B Owner Trust

(Exact name of registrant as specified in its charter)

Delaware	333-51224-01	95-4831541
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)
Registrant's telephone number, including area code: (310) 719-8583

Exhibit Index is on Page 4

Item 5.	Other Events.

On January 15, 2002, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of April 26, 2001 (the "Agreement"), among Nissan Auto Receivables 2001-B Owner Trust, as Issuer, Nissan Auto Receivables Corporation II, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 2001-B Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c).	Exhibits.
The exhibit number corresponds with Item 601(a) of Regulation S-K.

	Exhibit No.	Description
	99.1	Servicer's Certificate for the month of December 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/
Name: Title:	Joji Tagawa Treasurer

January 25, 2002

EXHIBIT INDEX
Exhibit No.	Description	Sequentially Numbered Page
99.1	Servicer's Certificate for the month of December 2001	5

Nissan Auto Receivables 2001-B Servicer's Certificate for the month of December 2001	Exhibit 99.1

Collection Period	Dec-01	30/360 Days	30
Distribution Date	15-Jan-02	Actual/360 Days	29

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		1,283,773,137.44	978,398,120.45	939,668,088.91	0.731958
Total Securities		1,283,773,137.44	978,398,120.45	939,668,088.91	0.731958
Class A-1 Notes	4.7425%	319,000,000.00	13,624,983.01	0.00	0.000000
Class A-2 Notes	4.6000%	285,000,000.00	285,000,000.00	259,894,951.47	0.911912
Class A-3 Notes	4.9900%	440,000,000.00	440,000,000.00	440,000,000.00	1.000000
Class A-4 Notes	5.3500%	159,537,000.00	159,537,000.00	159,537,000.00	1.000000
Certificates	0.0000%	80,236,137.44	80,236,137.44	80,236,137.44	1.000000

	Principal Payment	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	13,624,983.01	52,052.17	42.7115455	0.1631729
Class A-2 Notes	25,105,048.53	1,092,500.00	88.0878896	3.8333333
Class A-3 Notes	0.00	1,829,666.67	-	4.1583333
Class A-4 Notes	0.00	711,269.13	-	4.4583333
Certificates	0.00	0.00	-	-
Total Securities	38,730,031.54	3,685,487.96

I. COLLECTIONS

Interest:

Interest Collections	5,608,807.79
Repurchased Loan Proceeds Related to Interest	0.00
Total Interest Collections	5,608,807.79

Principal:
Principal Collections	37,821,243.27
Repurchased Loan Proceeds Related to Principal	0.00
Total Principal Collections	37,821,243.27

Recoveries of Defaulted Receivables	634,283.29
Investment Earnings on Yield Supplement Account	21,423.05
Release from the Yield Supplement Account	982,316.42
Servicer Advances	169,640.14

Total Collections	45,237,713.96

II. COLLATERAL POOL BALANCE DATA
	Number	Amount
Pool Balance - Beginning of Period	76,692	978,398,120.45
Total Principal Collections		37,821,243.27
Principal Amount of Gross Losses		908,788.27
Pool Balance - End of Period	75,334	939,668,088.91

III. DISTRIBUTIONS
Total Collections	45,237,713.96
Reserve Account Draw	0.00
Total Available for Distribution	45,237,713.96

1. Reimbursement of Advance	246,154.42

2. Servicing Fee:
Servicing Fee Due	815,331.77
Servicing Fee Paid	815,331.77
Servicing Fee Shortfall	0.00

3. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall	0.00
Class A-1 Notes Interest on Interest Carryover Shortfall	0.00
Class A-1 Notes Monthly Interest Distributable Amount	52,052.17

Class A-1 Notes Monthly Interest Paid	52,052.17
Change in Class A-1 Notes Interest Carryover Shortfall	0.00

Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall	0.00
Class A-2 Notes Interest on Interest Carryover Shortfall	0.00
Class A-2 Notes Monthly Interest Distributable Amount	1,092,500.00

Class A-2 Notes Monthly Interest Paid	1,092,500.00
Change in Class A-2 Notes Interest Carryover Shortfall	0.00

Class A-3 Notes Monthly Interest
Class A-3 Notes Interest Carryover Shortfall	0.00
Class A-3 Notes Interest on Interest Carryover Shortfall	0.00
Class A-3 Notes Monthly Interest Distributable Amount	1,829,666.67

Class A-3 Notes Monthly Interest Paid	1,829,666.67
Change in Class A-3 Notes Interest Carryover Shortfall	0.00

Class A-4 Notes Monthly Interest
Class A-4 Notes Interest Carryover Shortfall	0.00
Class A-4 Notes Interest on Interest Carryover Shortfall	0.00
Class A-4 Notes Monthly Interest Distributable Amount	711,269.13

Class A-4 Notes Monthly Interest Paid	711,269.13
Change in Class A-4 Notes Interest Carryover Shortfall	0.00

Total Note Monthly Interest
Total Note Monthly Interest Due	3,685,487.96
Total Note Monthly Interest Paid	3,685,487.96
Total Note Interest Carryover Shortfall	0.00
Change in Total Note Interest Carryover Shortfall	0.00

Total Available for Principal Distribution	40,490,739.82

4. Total Monthly Principal Paid on the Notes	38,730,031.54

Total Noteholders' Principal Carryover Shortfall	0.00
Total Noteholders' Principal Distributable Amount	38,730,031.54
Change in Total Noteholders' Principal Carryover Shortfall	0.00

5. Total Monthly Principal Paid on the Certificates	0.00

Total Certificateholders' Principal Carryover Shortfall	0.00
Total Certificateholders' Principal Distributable Amount	0.00
Change in Total Certificateholders' Principal Carryover Shortfall	0.00

Remaining Available Collections	1,760,708.28
Deposit from Remaining Available Collections to fund Reserve Account	0.00
Remaining Available Collections Released to Seller	1,760,708.28

IV. YIELD SUPPLEMENT ACCOUNT
Beginning Yield Supplement Account Balance	11,942,140.94
Release to Collection Account	699,265.88
Ending Yield Supplement Account Balance	11,242,875.06
Monthly Income from Non-Financial Asset	283,050.54
Total Release from YSA (net of monthly interest)	982,316.42

V. RESERVE ACCOUNT
Initial Reserve Account Amount	9,628,298.53
Required Reserve Account Amount	9,628,298.53
Beginning Reserve Account Balance	9,628,298.53
Ending Reserve Account Balance	9,628,298.53

Reserve Account Triggers	Test Ratio	Actual Ratio	Result
Average Three Period Delinquency Percentage	2.00%	0.19%	Pass
Average Three Period Charge Off Rate	3.25%	0.71%	Pass
Required Reserve Account Amount for Next Period	9,628,298.53

VI. POOL STATISTICS
Weighted Average Coupon	6.82%
Weighted Average Remaining Maturity	41.57

Principal Recoveries of Defaulted Receivables	634,283.29
Principal on Defaulted Receivables	908,788.27
Pool Balance at Beginning of Collection Period	978,398,120.45
Net Loss Ratio	0.34%

Net Loss Ratio for Second Preceding Collection Period	1.21%
Net Loss Ratio for Preceding Collection Period	0.58%
Net Loss Ratio for Current Collection Period	0.34%
Average Net Loss Ratio	0.71%

Cumulative Net Losses for all Periods	4,380,421.72
Delinquent Receivables:	Amount	Number
31-60 Days Delinquent	12,381,402.75	883
61-90 Days Delinquent	2,385,875.75	165
91-120 Days Delinquent	383,473.49	27
Total Delinquent Receivables:	15,150,751.99	1,075
60+ Days Delinquencies as Percentage of Receivables	0.29%	0.25%

Delinquency Ratio for Second Preceding Collection Period		0.14%
Delinquency Ratio for Preceding Collection Period		0.18%
Delinquency Ratio for Current Collection Period		0.25%
Average Delinquency Ratio		0.19%